EXHIBIT 32.2

ORTHOVITA, INC.

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934

AND 18 U.S.C SECTION 1350

I, Albert J. Pavucek, Jr., Chief Financial Officer of Orthovita, Inc., a Pennsylvania corporation (the “Company”), hereby certify that:

(1) The Company’s annual report on Form 10-K for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALBERT J. PAVUCEK, JR.
Chief Financial Officer (Principal Financial Officer)

Date: March 16, 2009